UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) July 25, 2013

ENTEROMEDICS INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33818

Delaware	48-1293684
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2800 Patton Road, St. Paul, Minnesota 55113

(Address of principal executive offices, including zip code)

(651) 634-3003

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 31, 2013, EnteroMedics Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Distribution Agreement”) with Canaccord Genuity Inc. (“Canaccord”). The Distribution Agreement provides that, upon the terms and subject to the conditions set forth therein, the Company will issue and sell through Canaccord, acting as sales agent, shares (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”) having an aggregate offering price of up to $20,000,000. The Company has no obligation to sell any Shares under the Distribution Agreement. The sale of the Shares by Canaccord will be effected pursuant to the Company’s Registration Statement on Form S-3 (Registration Number 333-183313) by any method permitted by law and deemed to be an “at the market” offering under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to the Distribution Agreement, each time the Company wishes to issue and sell Shares under the Distribution Agreement (each, a “Placement”), it will notify Canaccord by e-mail notice (or other method mutually agreed to in writing by the parties) containing the parameters within which it desires to sell the Shares, which shall at a minimum include the number of Shares (“Placement Shares”) to be issued, the time period during which sales are requested to be made, any limitation on the number of Shares that may be sold in any one day and any minimum price below which sales may not be made (a “Placement Notice”).

Upon the Company’s issuance of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of the Distribution Agreement, Canaccord will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell on behalf of the Company and as agent, such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice.

Pursuant to the Distribution Agreement, Canaccord may sell Placement Shares by any method permitted by law deemed to be an “at the market” offering under Rule 415 of the Securities Act, including without limitation sales made directly on the The NASDAQ Capital Market, on any other existing trading market for the Common Stock or to or through a market maker. The Distribution Agreement provides that Canaccord will be entitled to compensation for its services that shall be equal to 2.0% of gross proceeds from each Placement.

The Distribution Agreement may be terminated by the Company or Canaccord at any time upon 10 days notice to the other party, or by Canaccord at any time in certain circumstances, including but not limited to the occurrence of a material adverse effect on the Company.

The foregoing descriptions of the Distribution Agreement are qualified in their entirety by reference to the Distribution Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the press release issued by the Company on July 31, 2013 concerning the transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 1.02	Termination of a Material Agreement

In connection with the entry into the Distribution Agreement, the Company determined that it would terminate the Common Stock Purchase Agreement (the “Purchase Agreement”), dated as of October 4, 2012, by and between the Company and Terrapin Opportunity, L.P. (“Terrapin”) pursuant to which the Company had been entitled to cause Terrapin to purchase up to $45,000,000 of Common Stock over a 24-month period. Pursuant to the applicable provisions of the Purchase Agreement, the Company delivered a notice of termination to Terrapin on July 25, 2013, and the termination of the Purchase Agreement was effective as of 12:01 a.m. on July 31, 2013. As a result of the termination of the Purchase Agreement, the engagement letter agreement, dated as of October 4, 2012, by and between the Company and Financial West Group, member FINRA/SIPC (“FWG”) was automatically terminated. Pursuant to the engagement letter agreement, FWG served as the Company’s placement agent in connection with the Purchase Agreement.

No Common Stock was sold pursuant to the Purchase Agreement.

Item 2.02	Results of Operations and Financial Condition.

On July 31, 2013, the Company issued a press release announcing its financial results for the six months ended June 30, 2013. The Company also announced that it will be hosting a conference call to discuss corporate updates and its financial results for the six months ended June 30, 2013 at 11:00 a.m. Eastern Time on July 31, 2013. The information needed to access the conference call is provided in the press release. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished herewith pursuant to Item 2.02 of this Current Report and in Exhibit 99.2 hereto is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

This report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Actual results may differ materially from those contained in the forward-looking statements in this report. Additional information concerning these and other risk factors is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Equity Distribution Agreement by and between EnteroMedics Inc. and Canaccord Genuity Inc., dated July 31, 2013.

99.1	Press Release, dated July 31, 2013, regarding execution of Equity Distribution Agreement and termination of Purchase Agreement.

99.2	Press Release, dated July 31, 2013, regarding Second Quarter 2013 Financial Results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.

By:	/s/ Greg S. Lea
Greg S. Lea
Senior Vice President, Chief Financial Officer
and Chief Operating Officer

Date: July 31, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Equity Distribution Agreement by and between EnteroMedics Inc. and Canaccord Genuity Inc., dated July 31, 2013.

99.1	Press Release, dated July 31, 2013, regarding execution of Equity Distribution Agreement and termination of Purchase Agreement.

99.2	Press Release, dated July 31, 2013, regarding Second Quarter 2013 Financial Results.